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<FILENAME>form8kA09242008.txt



	            U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: September 24 2008


                            GLOBAL IT HOLDINGS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      333-138634                33-1145778
____________________________      _____________________      ___________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
       of Incorporation)                                     Identification No.)


                           589 8th Avenue, 18th Floor
                            New York, New York 10018

                    ________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Resignation of Director

8-k filed on 25th of July 2008 withdrawn due to no proper shareholder vote for appointment of board of directors as well as non-accepted amendment with the Incorporating State of NV.
This being withdrawn until such time as a proper shareholder vote is done.
Appointment of Eric Stratton Racheff
becomes void, as well as Cynthia Hall
as director. With that Ralph Tuzzolo reverts back as acting President until a proper majority vote is obtained by shareholders.

As of the date of this Current Report, the Company has not appointed a replacement for the two vacancies on the board created by the resignations of Mr. Press and Ms. Silverman as directors but intends to do so in the future.


Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               GLOBAL IT HOLDINGS, INC

 Date: September 24 2008                      By:  RALPH TUZZOLO

                                                  ____________________
                                                  Ralph Tuzzolo
						  President